SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            -------------------------


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                            -------------------------


       Date of Report (Date of earliest event reported): September 5, 2003



                       Upgrade International Corporation.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)



    Washington                         000-27649                   58-2441311
-------------------              --------------------------     ----------------
 (State or other                  (Commission File Number)       (IRS Employer
 jurisdiction of                                                 Identification
  incorporation) No.)



                                 P.O. Box 2770
                            Blaine, Washington 98230
                            ------------------------

          (Address of principal executive offices, including zip code)


                                 (360) 961-5339
                        ----------------------------------
                         (Registrant's telephone number)




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Item 5.  Other Events and Required FD Disclosure.

Upgrade International Corporation, a Washington corporation (the "Registrant"), reports the following events:

Management Changes

Effective September 5, 2003, Howard Jaffe, the Registrant's current Chief Operating and Financial Officer, has been appointed to the position of President with sole and exclusive authority to execute documents and agreements on behalf of the Registrant.

Daniel Bland will continue to serve as Chairman of the Registrant's Board of Directors and its Chief Executive Officer.

Resignation of Directors

On September 8, 2003, Malcolm P. Burke and Ronald P. Erickson, independent directors of the Registrant, submitted their resignations from the Board of Directors, such resignations to be effective immediately.


         Except for the historical information presented in this document, this report contains statements that are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934. These statements can be identified by the use of forward-looking terminology such as "believes", "expects", "may", "will", "intends", "should", "estimates," or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. These forward-looking statements include, but are not limited to, statements regarding the anticipated benefits of proposed or future agreements and acquisitions, future operating results, future prospects, the capabilities and capacities of our business operations, any financial or other guidance, and all statements that are not based on historical fact. The ultimate correctness of these forward-looking statements is dependent upon a number of known and unknown risks and events, and is subject to various uncertainties, and other factors that may cause our actual results, performance, or achievements to be different from any future results, performance, or achievements expressed or implied by these statements. The following important factors, among others, could affect future results and events, cause those results and events to differ materially from those expressed or implied in our forward-looking statements:

        o our ability to successfully negotiate definitive agreements and to consummate any proposed financing or licensing agreements;
        o        our ability to continue as a "going concern;"



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

        o the ability of the UltraCard Technology to become commercially available
        o any adverse effect or limitations caused by governmental regulations;
        o        market acceptance of our products;
        o        any increased competition in business; and
        o other factors that we may not have currently identified or quantified.

         For a further description of various risks, relevant factors, and uncertainties that could cause future results or events to differ materially from those expressed or implied in our forward-looking statements, see our filings with the Securities and Exchange Commission. Upgrade undertakes no obligation to publicly update or revise the forward-looking statements made in this news release to reflect events or circumstances after the date of this news release or to reflect the occurrence of unanticipated events.

CONTACT:
For Upgrade International Corp.
Investor Relations
Daniel S. Bland or Howard A. Jaffe
e-mail: ir@upgd.com





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


                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Upgrade International Corporation



Date:  September 15, 2003               By:   /s/ Howard Jaffe
                                           -------------------------------------
                                              Howard Jaffe
                                              President





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